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                        MIAMI COMPUTER SUPPLY CORPORATION
                                 AS THE BORROWER

                                       AND

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   AS LENDERS

                               NATIONAL CITY BANK
                     AS A LENDER AND AS DOCUMENTATION AGENT

                         PNC BANK, NATIONAL ASSOCIATION
                       AS A LENDER, THE SWING LINE LENDER
                            A LETTER OF CREDIT ISSUER
                           AND AS ADMINISTRATIVE AGENT

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                                 AMENDMENT NO. 1
                                   DATED AS OF
                                 MARCH 31, 1999
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                   DATED AS OF
                                DECEMBER 1, 1998

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                                 AMENDMENT NO. 1
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

        THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 31, 1999 ("THIS AMENDMENT"), among:

                   (i) MIAMI COMPUTER SUPPLY CORPORATION, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER");

                  (ii) the financial institutions listed on the signature pages hereof (the "LENDERS");

                 (iii) NATIONAL CITY BANK, a national banking association, as a Lender and as Documentation Agent; and

                 (iii) PNC BANK, NATIONAL ASSOCIATION, a national banking association, as a Lender, the Swing Line Lender, a Letter of Credit Issuer and as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement:

        PRELIMINARY STATEMENTS:

        (1) The Borrower, the Lenders named therein, and the Administrative Agent entered into the Amended and Restated Credit Agreement, dated as of December 1, 1998 (the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

        (2) The parties hereto desire to make certain changes in the terms and provisions of the Credit Agreement, all as more fully set forth below.

        NOW, THEREFORE, the parties hereby agree as follows:

         1. AMENDMENT. Effective as of December 31, 1998, section 9.9 of the Credit Agreement is amended to read in its entirety as follows:

               9.9. CAPITAL EXPENDITURES. The Borrower will not, and will not permit any of its Subsidiaries to, make or incur Consolidated Capital Expenditures during any fiscal year in excess of $6,675,000, in the case of the fiscal year ended December 31, 1998, or in excess of $5,000,000, in the case of any subsequent fiscal year. In the event actual Consolidated Capital Expenditures for any fiscal year are less than such amount, the excess amount may not be carried over to any subsequent period.

         2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders and the Administrative Agent as follows:

                  (a) AUTHORIZATION, VALIDITY AND BINDING EFFECT. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed

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        and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

               (b) REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

               (c) NO EVENT OF DEFAULT, ETC. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

               (d) COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

        3. EFFECTIVENESS. This Amendment shall become effective on and as of a date, on or before April 7, 1998 if the following conditions are satisfied:

               (a) this Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

               (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts hereof as so executed shall have been delivered to the Administrative Agent; and

               (c) the Administrative Agent shall have been notified by the Required Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution).

 The Administrative Agent shall notify the Borrower and each Lender in writing of the effectiveness hereof.

        4. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         5. MISCELLANEOUS. 5.1. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.

        5.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

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        5.3. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all
other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

        5.4. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

        5.5. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.6. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

        5.7. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        5.8. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

        5.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

               [The balance of this page is intentionally blank.]


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        IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

MIAMI COMPUTER SUPPLY                   PNC BANK, NATIONAL ASSOCIATION,
CORPORATION                                   INDIVIDUALLY AS A LENDER, A LETTER
                                              OF CREDIT ISSUER, THE SWING LINE
                                              LENDER AND AS ADMINISTRATIVE AGENT

BY:_________________________________
           TITLE:

                                        BY:_________________________________
                                                   VICE PRESIDENT

NATIONAL CITY BANK,

     INDIVIDUALLY AS A LENDER AND
     AS DOCUMENTATION AGENT

BY:_________________________________
           TITLE:

KEY CORPORATE CAPITAL INC.

BY:_________________________________
           TITLE:

NBD BANK, N. A.

BY:_________________________________
           TITLE:

STAR BANK, NATIONAL ASSOCIATION

BY:_________________________________
           TITLE:

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                                  ACKNOWLEDGMENT AND CONSENT

        For the avoidance of doubt, and without limitation of the intent and effect of sections 6 and 10 of the Amended and Restated Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 1 to Amended and Restated Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

        It is noted that Force 4 D.P. Supplies, Inc., NTI Data Products, Inc. and Jack Kelly & Associates, Inc., which were Subsidiary Guarantors, have been merged into the Borrower or other Subsidiary Guarantors and are no longer Subsidiary Guarantors.

        Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders and the Administrative Agent, any other person who is a third party beneficiary of the Subsidiary Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.

Diversified Data Products, Inc.               Electronic Image Systems, Inc.
Britco, Inc.                                  Consolidated Media Systems, Inc.
Minnesota Western, Inc.
Computer Showcase, Inc.
TBS Printware Corporation                     By:____________________________
                                                  Ira A. Stanley, an officer

By:_____________________________
   Michael E. Peppel, an officer